Sale Of Common Stock And Treasury Stock	9 Months Ended
Sep. 30, 2011
Sale Of Common Stock And Treasury Stock [Abstract]
Sale Of Common Stock And Treasury Stock

Note 8 – Sale of Common Stock and Treasury Stock

On June 20, 2011, we entered into Subscription Agreements with 17 institutional and accredited investors, several of which are affiliated entities, for the sale of 1,350,000 shares of our common stock, together with immediately exercisable five year warrants to purchase up to an aggregate of 675,000 shares of common stock, resulting in gross proceeds to us of $2,700,000. Each warrant entitles the investor to purchase 0.50 shares of our common stock for every share of common stock purchased by such investor in the offering. The purchase price for each share of common stock and the related warrants was $2.00. Each warrant has an exercise price of $2.20 per share which is subject to adjustments in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. This offering was priced at the close of market on June 20, 2011 and was conducted as a takedown from our shelf registration statement which was declared effective by the SEC in April 2011. A portion of the proceeds from the sale the common stock were used to repay the $1 million non-formula revolving line of credit secured by Mr. Morgan (see Note 1).

In August 2011, we retired 164,869 shares of our common stock held in treasury valued at approximately $627,000.